APS American Physicians Service Group, Inc.

NASDAQ: AMPH

# Forward-Looking Statements

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company's revenues and earnings and about our future plans and objectives. Any such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to be materially different than any future results, performance and achievements described in this presentation. Factors that could cause actual results to differ materially from expectations include the 'Risk Factors' described in the Company's filings with the Securities and Exchange Commission. We have no intention to update any of this information unless required by law.

APS

# Company Overview

- Founded in 1974, IPO in 1983 (NASDAQ: AMPH)
- Acquired American Physicians Insurance Company ("API") on April 1, 2007
  - 30+ year history writing Texas medical professional liability insurance
  - Managed API by AMPH since inception
- A leading medical professional liability insurer in Texas
- 6,216 policyholders at March 31, 2009
- AM Best financial strength rating of A- (Excellent)

# Investment Highlights

- Strong balance sheet and operating performance
- Texas Tort Reform enacted in 2003
- Conservative reserving at the top of actuarial range
- Growth opportunities
- Attractive valuation comparison to peer group
- Management strongly aligned with shareholders (13% ownership, including options)

APS

# API Acquisition – Completed April 1, 2007

- Total consideration of approximately $45 million, 2 million common shares, $9.2 million worth of preferred shares
  - Price / GAAP book value of approximately 0.94x
- Preferred stock requires $1 million annual redemption and a 3% annual dividend
  - $6.5 million remains outstanding
- Approximately 4,000 policyholders received shares equal to 28% of combined company

# Secondary Offering

| | |
|---|---|
| **Shares Sold** | 2,315,000 |
| **Stock Price** | $16.50 |
| **Net Proceeds to AMPH** | $35 million |
| **Use of Proceeds** | Strengthen capital position of insurance company, general corporate purposes |

APS

# Texas Tort Reform

- Tort reform enacted in 2003 drastically altered medical professional liability market
  - $250,000 cap on certain non-economic damages
  - Claim counts in post-tort reform years meaningfully reduced
  - Continued focus on underwriting to maintain quality of book



Claim Counts Relative to Average Number of Policyholders
Claims Counts
Average # of Policyholders
1,400
1,200
1,000
800
600
400
200
0
6,000
5,000
4,000
3,000
2,000
1,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
Q1 09
2,866
3,020
3,000
2,890
3,375
3,762
4,380
4,860
5,101
5,357
716
706
741
930
383
335
507
413
380
376*
1,096
1,123
1,110
1,372
993
705
808
740
585
583
Policyholders
Reported Claims
Pending Claims

* Annualized estimate of 376 claims based on 94 reported claims in Q1

# Premium Pricing and Retention

- Strong policyholder retention; 90% in 2005, 93% in 2006, 91% in 2007, 92% in 2008; 94% in 1Q 2009
- Average annual rate increases of 22% from 2000 through 2003
- Rate decreases of 9%, 18%, 14%, 6%, 8% in 2005, 2006, 2007, 2008, respectively. Q1 2009 average rate decrease of 8%.
- Rates remain high relative to historic levels



Relative Rates since 1999
Annual Rate Change
250
200
150
100
50
0
100
104
125
175
224
226
206
169
144
136
125
4%
20%
40%
28%
1%
(9%)
(18%)
(14%)
(6%)
(8%)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Q1 09

# Prudent and Innovative Underwriting

- Predominantly claims-made policies
- Exempt from Texas regulation of rate and policy forms
  - Allows flexibility in coverage terms
- Conservative Underwriting Philosophy
  - Individually underwrite every new and renewal policy
  - Medical Director involvement in every underwriting decision
  - On-site visits to group applicants

# Texas Market Share


4%
4%
5%
39%
19%
14%
15%
Texas Medical Liability Trust 39%
American Physicians Insurance 15%
Medical Protective 14%
Other (Less than 3% each) 19%
Advocate MD 5%
Texas Medical Liability Insurance Underwriting Assoc. (JUA) 4%
The Doctors Company 4%

*Source: 2007 NAIC Data adjusted to include TMLT*

APS

# Top Insured Specialties % by Headcount

| | |
|---|---|
| Anesthesiology | 15% |
| Family Practice/Internal Medicine | 13% |
| Obstetrics and Gynecology | 12% |
| Orthopedics | 5% |
| Cardiology | 5% |
| Other Surgical Specialties | 5% |
| Pediatrics | 4% |
| Dentists | 3% |
| General Surgery | 3% |
| Radiology | 2% |
| Urology | 2% |
| Other Specialties | 10% |
| CRNA | 13% |
| Physician Extenders / Clinical Staff | 8% |
| | 100% |

APS

# Policy Limit Profile



1000/5000
5%
100/300
6%
1000/3000,
26%
200/600
36%
500/1500
7%
500/1000
15%
300/900
5%

APS

# Claims Management

- Claims staff has over 17 years average experience
- Work with local attorneys experienced in medical professional liability claims
- Physician Claims Committee reviews large claims for medical standard of care and defensibility
- Perform on-site visits by risk management professionals
- Historically, 80% of claims closed without indemnity

APS

# Growth Opportunities

- Enhanced access to capital
- Meaningful opportunities for growth
  - 15% of $437 million market in Texas (1)
  - New focus on $82 million Arkansas market (2)
  - Recent entry into $135 million Oklahoma market (2)
  - Potential acquisitions
  - Organic expansion into new markets
- A.M. Best rating supports AMPH growth initiatives

(1) Source: 2007 NAIC Data adjusted to include TMLT

(2) Source: 2007 NAIC Data

APS

# Overview of Financial Services Segment

- Over 25 year history – Institutional fixed-income focus
  - Products:
    - Mortgage-backed bonds and CMOs
    - Government issues and municipals
    - High yield
    - Bank debt and trade claims trading
- Customers - corporations, banks, insurance companies, hedge and mutual funds, high net worth individuals
- Riskless Principal Model
- 7% of revenues for the quarter ended 3/31/09

APS

# Financial Overview

- Strong balance sheet and operating performance
- Net income of $20.5 million for the trailing twelve months ended March 31, 2009
- Conservative reserve philosophy
- Investment Strategy of preservation of capital over yield
- Attractive valuation comparison to peer group

APS

# 1Q 2009 RECAP

- 19% Increase in Gross Written Premium ($17.5 million in 1Q 09 vs. $14.7 million in 1Q 08)
  - Strong Retention @ 94%
  - $4.1 million in New Business
- Investment Income lower due to increase in cash position ($2.6 million 1Q 09 vs. $3.0 million in 1Q 08)
- Continued Favorable Claim Development ($5.7 million in 1Q 09 vs. $4.2 million in 1Q 08)
- EPS of $0.67 in 1Q 09 vs. $0.46 in 1Q 08 (46% increase)
- Trailing Twelve Month ROE of 15%

APS

# Capital Management

- Underwriting Leverage is strong
  - .7 to 1 Net Written Premium to Surplus Ratio
- Debt to Equity is only 4.5%
- Annual dividends for the last five years
- Share Repurchases
  - Recent authorization of $4 million in additional repurchases of shares
  - Over 119,000 shares purchased in first 4 months of 2009 at average price below 3/31/09 BV per share
- Actively seeking strategic acquisitions and organic growth opportunities

APS

# Balance Sheet Highlights



(in Millions)
$300
$250
$200
$150
$100
$50
$-
$283
$284
$290
$224
$232
$241
$102
$92
$91
$124
$136
$142
Total Assets
Total Cash & Investments
Gross Reserves
Stockholders' Equity
2007
2008
3/31/2009

APS

# Favorable Trend in Book Value



Book Value Per Share
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$7.78
$9.15
$9.95
$10.49
$17.19
$19.46
$20.39
2003
2004
2005
2006
2007
2008
Q1 2009

APS

# Conservative Investment Portfolio

- Fixed income managed internally
- "AAA" average rating of bond portfolio
- Average duration of 3.2 years
- Yield to Maturity of 4.3%
- Recent sale of 26 non-agency CMO's in 2009
  - Reduced Non-Agency Exposure by 47%

*(in thousands)*

| Rating Category | Fair Value | % |
|---|---|---|
| AAA / Aaa | $ 159,025 | 83% |
| AA / Aa | 15,883 | 8% |
| A / A | 12,405 | 7% |
| BBB | 1,182 | 1% |
| Non-investment grade | 2,135 | 1% |
| Total | $ 190,630 | 100% |

APS

# Conservative Investment Portfolio (cont.)

- Investment portfolio totaled $241 million at 3/31/2009

| (in thousands) | | Fair Value | % |
|---|---|---|---|
| **Fixed Maturities:** | | | |
| U.S. Treasury Notes / Bills | $ | 27,813 | 12% |
| U.S. Government Agency Mortgage-Backed Bonds | | 29,365 | 12% |
| U.S. Government Agency CMOs | | 49,665 | 20% |
| U.S. Government Agency Bonds / Notes | | 30,029 | 12% |
| Collateralized mortgage obligations | | 13,581 | 6% |
| Government tax-exempt bonds | | 28,240 | 12% |
| Corporate bonds | | 11,937 | 5% |
| **Total fixed maturities** | $ | 190,630 | 79% |
| **Other:** | | | |
| Equity securities | | 10,110 | 4% |
| Cash and Cash Equivalents | | 38,423 | 16% |
| Other Invested Assets | | 1,478 | 1% |
| **Total Cash and Investments** | $ | $240,641 | 100% |


Other Invested Assets 1%
Equity Securities 4%
Cash and Equivalents 16%
Corporate 5%
Government Tax-exempt Bonds 12%
Non-agency Mortgage Backs 6%
US Treasury and Agencies 56%

APS

# Strengthening Net Reserves Per Open Claim



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Reserves / Open Claim
$32,975
$57,321
$94,295
$100,352
$110,154
$133,774
$135,171
2003
2004
2005
2006
2007
2008
Q1 09
At Period End

APS

# Attractive Valuation

| Key Operating Metrics | Median - Other Public Med Mal Companies (1) | APS Reported 3/31/2009 |
|---|---|---|
| Price/Book Value (2) | 1.0 | 1.0 |
| Price/Operating EPS (2) | 7.3 | 6.0 |
| TTM Operating ROE | 15% | 19% |
| Loss Ratio | 61% | 37% |
| Combined Ratio | 84% | 56% |

(1) Source: SNL - Includes PRA, ACAP, FPIC based on most recent reported 3/31/09 financial data.
(2) Share prices as of May 13, 2009

APS

American Physicians Service Group, Inc.

**NASDAQ: AMPH**